Exhibit 10.54



                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                     ---------------------------------------



     THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT is made and entered into this 3rd day of November, 1994, by and between MEDICON, INC., an Illinois corporation (the "Company"), and ALAN P. MINTZ (the "Employee").

                                    RECITALS
                                    --------


     WHEREAS, the Company and the Employee entered into that certain Employment Agreement, dated as of January 1, 1994 (the "Employment Agreement"), which sets forth the terms and conditions for the employment relationship of the Employee with the Company; and

     WHEREAS, the Company and the Employee desire to amend the Employment Agreement as provided herein.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do agree to amend the Employment Agreement as follows:

     1.   Amendment.
          ----------

          (a) Section 3 of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

          "3.  Salary.  The Company agrees to pay the Employee during the term
               -------
          of this Agreement a salary at an annual rate of $350,000.00. Participation in deferred compensation, bonus, stock option, retirement and other employee benefit plans and in fringe benefits shall not reduce the based salary payable to the Employee under this
          Section 3. The salary under this Section 3 shall be payable by the Company to the Employee not less frequently than monthly."

          (b) Section 4 of the Employment Agreement is hereby amended and restated in its entirety as follows:

          "4.  Bonuses.  In addition to the salary provided in Section 3 above,
               -------
          during the term of this Agreement, the Employee shall receive an annual bonus of $150,000.00 payable within thirty days after the end of the Company's fiscal year. The Employee may also receive additional bonus compensation, at such times and in such amounts, all as determined in the sole and absolute discretion of the Board of Directors. No other compensation provided for in this Agreement shall be deemed a substitute for the Employee's



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          right to participate in such bonuses when and as declared by such
          Board of Directors."

     2.   Employment Agreement.  As amended hereby, the Employment Agreement
          ---------------------
shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed as of the date first written above.

                                        THE COMPANY:
                                        MEDICON, INC.


                                        By:_________________________________

                                        Its:________________________________


                                        THE EMPLOYEE:



                                        ____________________________________
                                        Alan P. Mintz

     IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed as of the date first written above.


                                        THE COMPANY:
                                        MEDICON, INC.



                                        By:__________________________________
                                        Its:_________________________________



                                        EMPLOYEE:




                                        ____________________________________
                                        Alan P. Mintz